2020 Annual Shareholders Meeting 1 February 20 2020

Forward Looking Statements This presentation contains statements about future events that constitute forward - looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward - looking statements may be identified by reference to a future period or periods, or by the use of forward - looking terminology, such as “may,” “will,” “believe,” “expect,” or similar terms or variations on those terms, or the negative of those terms. Forward - looking statements are subject to numerous risks and uncertainties, including, but not limited to, those risk - factors previously disclosed in the Company’s filings with the SEC, general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the Company’s pricing, products and services, and with respect to the loans extended by the Bank and real estate owned, the following: risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey; the risk that the value of the real estate securing these loans may decline in value; and the risk that significant expense may be incurred by the Company in connection with the resolution of these loans. The Company wishes to caution readers not to place undue reliance on any such forward - looking statements, which speak only as of the date made. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Company Overview

Magyar Bancorp, Inc. Overview ▪ Magyar Bank, a New Jersey chartered savings bank originally founded in 1922, is the wholly owned subsidiary of Magyar Bancorp, Inc. ▪ Magyar Bancorp, Inc., trades on NASDAQ under the symbol MGYR. Currently 45.0% is owned by public shareholders. The balance of the shares outstanding are owned by Magyar Bancorp, MHC. ▪ As of December 31, 2019, we had $641 million in total assets, $513 million in total loans, $544 million in deposits and $55 million in stockholders’ equity. ▪ Magyar Bank conducts its business from its main office in New Brunswick and six additional branch offices located in North Brunswick, South Brunswick, Branchburg, Bridgewater, and two in Edison, New Jersey. 4

5 Magyar Bank Branch Locations

Deposits by Branch $156 $115 $105 $45 $32 $41 $45 $166 $115 $103 $43 $25 $42 $43 0 20 40 60 80 100 120 140 160 180 New Brunswick - HQ South Brunswick North Brunswick Branchburg Bridgewater North Edison Edison - Tano Mall Dollars in Millions Total Deposits - 12/31/18 Total Deposits - 12/31/19 6 Totals exclude brokered deposits .

2019 Review ▪ Net Income for FY19 increased 48% over FY18 ▪ EPS increased 46% ▪ Federal Reserve lowered interest rates 75bps in calendar 2019 ▪ Business Online Banking service upgrade completed Summer 2019 ▪ Online Residential Loan Application upgrade completed April 2019 – improved processing time and customer experience 7

Financial Highlights 8

Asset Trend $300 $350 $400 $450 $500 $550 $600 $650 $700 Dollars in Millions Loans Investments & Cash Other $630 $ 551 $584 $624 $603 $641 9

Loan Composition $- $100 $200 $300 $400 $500 $600 9/30/15 9/30/16 9/30/17 9/30/18 9/30/19 12/31/19 Dollars in Millions 1-4 Family Residential Commercial Real Estate Construction Commercial/Business HELOC Other 10 $523 $ 474 $512 $423 $530 $ 458

2019 Loan Originations Residential and Home Equity 22% Commercial Real Estate 42% Commercial Lines of Credit 13% Construction 17% SBA 6% 11 $92 million in loan originations in 2019

Non - Performing Loans - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9/30/15 9/30/16 9/30/17 9/30/18 9/30/19 12/31/19 Dollars in Thousands Other HELOC 1-4 Family Residential Commercial/Business Commercial RE Construction 12 $6,894 $5,897 $4,207 $2,358 $906 $5,449

Other Real Estate Owned $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 9/30/15 9/30/16 9/30/17 9/30/18 9/30/19 12/31/19 Dollars in Millions 1-4 Family Residential Commercial RE Land $7.5 $7.5 $16.2 $12.1 $11.1 $8.6 13

Sale of Other Real Estate Owned (OREO) ▪ Fiscal Year 2019 - Magyar Bank sold four OREO properties with an aggregate carrying value of $1.3 million for a net gain of $57,000. ▪ Magyar Bank was able to secure the title for 2 other properties totaling $503,000 during Fiscal Year 2019. ▪ Of $7.5 million currently held as OREO ▪ $3.2 million were leased to offset costs of carrying the properties ▪ 1 property totaling $730,000 sold Feb. 6, 2020 ▪ 3 properties were under contract totaling $ 3.8 million 14

Non - Performing Assets/Assets 1.07% 0.72% 0.39% 0.14% 1.09% 0.85% 2.94% 2.07% 1.83% 1.38% 1.20% 1.16% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 9/30/15 9/30/16 9/30/17 9/30/18 9/30/19 12/31/19 Non-Performing Loans OREO 2.01% 15 2.29% 2.79% 1.52% 2.22% 4.01%

Deposit Composition $0 $100 $200 $300 $400 $500 $600 9/30/15 9/30/16 9/30/17 9/30/18 9/30/19 12/31/19 Dollars in Millions CDs (inc. IRA) Savings Accounts Money Market Accounts Checking $466 $493 $515 $530 $530 $544 16

Checking Deposit Composition $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 9/30/15 9/30/16 9/30/17 9/30/18 9/30/19 12/31/19 Dollars in Millions Non-Interest Checking Interest Checking $155 $142 $144 $129 $156 $151 17

Quarterly Net Interest Margin 3.49% 3.32% 3.41% 3.49% 3.45% 3.44% 3.05% 2.69% 2.41% 2.00% 1.68% 1.92% 3.14% 3.13% 3.09% 3.04% 3.02% 2.97% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 MGYR Net Interest Margin 10-yr. Treasury Yield Average NIM - Peer Group 18 Peer Group – NJ Banks with Assets $400M - $1B Source: SNL Financial

Annual Net Income $897 $1,091 $1,423 $2,030 $2,996 $0.15 $0.19 $0.24 $0.35 $0.51 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 9/30/15 9/30/16 9/30/17 9/30/18 9/30/19 EPS Dollars in Thousands Annual Net Income EPS 19

Stockholders Equity 20 $47.7 $49.5 $51.4 $54.7 $55.2 $42.0 $44.0 $46.0 $48.0 $50.0 $52.0 $54.0 $56.0 9/30/16 9/30/17 9/30/18 9/30/19 12/31/19 (Dollars in Millions) Total Equity $8.20 $8.50 $8.82 $9.39 $9.49 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 9/30/16 9/30/17 9/30/18 9/30/19 12/31/19 Book Value Per Share

Stock Price Performance 21

0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 (4.00) (2.00) 0.00 2.00 4.00 6.00 8.00 10.00 12.00 Volume Percentage Change Percentage Change - 9.09% Volume 22 MGYR Stock Performance – 1 Year MGYR Stock Price 1/31/2019 - $11.55 1/31/2020 - $12.60

MGYR Stock Performance – 5 Year (10.00) 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 1/30/2015 1/30/2016 1/30/2017 1/30/2018 1/30/2019 1/30/2020 Percentage Change NASDAQ:MGYR: 50.00 % SNL U.S. Thrift: 26.24 % SNL U.S. Thrift MHCs: 43.77% 23 MGYR Stock Price 1/31/2015 - $8.40 1/31/2020 - $12.60

Fiscal Year 2020 Outlook 24

Fiscal Year 2020 Outlook • Continued emphasis on Community Banking Strategy to grow the business – Magyar received its 5 th consecutive rating of Outstanding during 2019 from FDIC • Identify quality residential and commercial lending opportunities • Manage interest rate risk in a low interest rate environment 25

Fiscal Year 2020 Outlook • Continued focus on non - interest expenses • Regulatory impact • Online Deposit Application • IT Cybersecurity – maintain high level of awareness, protect against fraud 26

Questions? 27